UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 15, 2016

SATYA WORLDWIDE, INC.

(Name of Registrant as specified in its charter)

Florida	000-55255	46-0636099
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

90311 Overseas Highway

Tavernier, FL 33070

(Address of principal executive offices, including zip code)

(786) 259-0024

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01        Changes In Registrant's Certifying Accountant

On July 15, 2016, Satya Worldwide, Inc. (the "Company") engaged Friedman, LLP, as the Company's independent registered public accounting firm to replace MaloneBailey, LLP ("MaloneBailey") which was terminated on the same day. MaloneBailey became the Company's independent registered public accounting firm in 2014.

The reports of MaloneBailey regarding the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2014 and 2013 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles generally accepted in the United States of America except that the audit reports of MaloneBailey on the Company's financial statements for the fiscal years ended December 31, 2014 and 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern..

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of this Form 8-K and requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above statements. The letter from MaloneBailey dated July 15, 2016, is attached as Exhibit 16.1.

During the Company's two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company has not consulted with Friedman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company ' s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01        Financial Statements and Exhibits.

Exhibt No.	Description

16.1	Letter from MaloneBailey, LLP, dated July 15, 2016

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it behalf of the undersigned hereunto duly authorized.

Dated:  July 26, 2016

SATYA WORLDWIDE, INC.

By:	/s/ Ian Rosenblatt
Name:	Ian Rosenblatt
Title:	Chief Executive Officer

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